UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2010 (September 2, 2010)

VALUERICH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52404	41-2102385
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1804 N. Dixie Highway, Suite A, West Palm Beach, FL  33407
(Address of Principal Executive Offices)

(561) 370-3617
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01.     Change in Registrant’s Certifying Accountant.

a) Prior independent registered accounting firm

On September 2, 2010, Chisholm, Bierwolf, Nilson & Morrill, LLC (CBNM) notified the Company that effective as of that date, the firm was not going to stand for re-election as its independent auditor.  CBNM’s audit report on the Company’s financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and any subsequent interim period through September 2, 2010, the date of resignation of CBNM, there were no disagreements with CBNM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CBNM’s satisfaction, would have caused CBNM to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company has provided CBNM with a copy of the disclosures in the preceding two paragraphs and requested in writing that CBNM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. CBNM provided a letter, dated September 8, 2010 stating its agreement with such statements, which is included as exhibit 16.1 to this Form 8-K.

b) New independent registered public accounting firm

On September 6, 2010, the Company’ s Board of Directors approved the engagement of Berman & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and through September 6, 2010, the Company did not consult Berman & Company, P.A. with respect to i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Berman & Company, P.A. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or ii) any subject matter that was the subject of a disagreement or reportable event as defined by Regulation S-K , Items 304(a)(1)(iv) and 304(a)(1)(v), respectively.

 Item 9.01. Financial Statements and Exhibits

c) Exhibit.
     16.1  Letter from Chisholm, Bierwolf, Nilson & Morrill, LLC dated September 8, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-k.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUERICH, INC.
Date: September 8, 2010

	By:	/s/ Joseph C.Visconti
Joseph C.Visconti
Chief Executive Officer